Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE

OFFICER OF HILAND HOLDINGS GP, LP

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Form 10-Q for the three months ended March 31, 2007 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harold Hamm, Interim Chief Executive Officer and President of Hiland Partners GP Holdings, LLC, the general partner of Hiland Holdings GP, LP (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2007	/s/ Harold Hamm
Harold Hamm
Interim Chief Executive Officer and President